THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
              DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
              DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
                           200 PARK AVENUE
                     NEW YORK, NEW YORK 10166
                          1-800-654-6561

To The Shareholders of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund:
Dear Shareholder:
         The attached proxy statement discusses a Proposal to be voted upon separately by shareholders of the Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund (each, a "Fund"), series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"). As a shareholder of a Fund, you are asked to review the statement and to cast your vote on the Proposal applicable to your Fund. The Trust's Board of Trustees has recommended that shareholders of each Fund approve the Proposal.
         In the case of each Fund, the Proposal seeks approval of a new investment management agreement between The Dreyfus Corporation and the Trust. The Proposal is discussed in greater detail in the attached Proxy Statement.

         We encourage you to review the proxy statement and cast your vote. Your vote may be recorded on the enclosed proxy card. If you have any questions about the Proposal, please call toll-free 1-800-645-6561.

         Every vote counts, including yours! We urge you to complete and return your proxy card promptly to permit the implementation of this very important Proposal. We must receive your vote prior to the meeting on November 15.
         We look forward to receiving your votes in favor of the Proposal. Thank you for your support of the Dreyfus Family of Funds.
                                                  Sincerely,
                                                  Marie E. Connolly
                                                  President,
                                                  THE DREYFUS/LAUREL TAX-FREE
                                                  MUNICIPAL FUNDS

September 19, 1995

                 THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                             200 Park Avenue
                        New York, New York 10166
               NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                  TO BE HELD ON NOVEMBER 15, 1995
To The Shareholders of The Dreyfus/Laurel Tax-Free Municipal Funds:
DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
         Notice is hereby given that Special Meetings of Shareholders of the Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund (each a "Fund"), series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166, on November 15, 1995 at 10:00 a.m. and 10:30 a.m., respectively. As to each Fund, the special meeting is being held for the following purposes:
             1.To approve an investment management agreement (the "New Agreement") between The Dreyfus Corporation ("Dreyfus") and the Trust under which (a) the management fee payable by the Fund to Dreyfus for Dreyfus to provide or arrange for the provision of substantially all services to the Fund would be increased from its current rate of 0.35 of 1% of the Fund's average daily net assets to .45 of 1% of the Fund's average daily net assets; and (b) certain other changes will be implemented. If the proposed adjustment to the Fund's management fee is approved by the Fund's shareholders, Dreyfus has agreed to limit its fee for one year following the implementation of the New Agreement to .35 of 1% of the Fund's average daily net assets.
             2.To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.
         These items are discussed in greater detail in the attached Proxy Statement. With respect to each Fund, the Board of Trustees of the Trust has fixed the close of business on September 8, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
                                                  Sincerely,
                                                  John E. Pelletier
                                                  Secretary,
                                                  THE DREYFUS/LAUREL TAX-FREE
                                                      MUNICIPAL FUNDS
September 12, 1995
       Page 1
INSTRUCTIONS FOR SIGNING PROXY CARDS
         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card(s) properly.
         1.Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).
         2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card(s).
         3.All Other Accounts: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of registration. For example:
REGISTRATION
CORPORATE ACCOUNTS                            VALID SIGNATURE
(1)  ABC Corp.                                ABC Corp.
(2)  ABC Corp.                                John Doe, Treasurer
(3)  ABC Corp.
    c/o John Doe, Treasurer                   John Doe
(4)  ABC Corp. Profit Sharing Plan            John Doe, Trustee
TRUST ACCOUNTS
(1)  ABC Trust                                Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
      u/t/d 12/28/78                          Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA           John B. Smith
(2) John B. Smith                             John B. Smith, Jr., Executor
   Page 2
                     THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                     DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
                      DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
                                  200 PARK AVENUE
                             NEW YORK, NEW YORK 10166
                               PROXY STATEMENT
                     SPECIAL MEETINGS OF SHAREHOLDERS
                              NOVEMBER 15, 1995
         The accompanying proxy is being solicited by the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") for use at a Special Meeting of Shareholders of the Dreyfus/Laurel California Tax-Free Money Fund or a Special Meeting of Shareholders of the Dreyfus/Laurel New York Tax-Free Money Fund (each, a "Fund"), to be held on November 15, 1995, at 10:00 a.m. and 10:30 a.m., respectively, at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166, and at any adjournments thereof (each, a "Meeting"). A Notice of Special Meetings of Shareholders and a proxy card accompany this statement.
         Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Trust, The Dreyfus Corporation ("Dreyfus"), the investment adviser of each Fund, affiliates of Dreyfus or other representatives of a Fund. This Proxy Statement is first being mailed on or about September 19, 1995. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by Dreyfus. Dreyfus also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds.
         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, the proxy will be voted FOR Proposal 1 (the "Proposal") described in the accompanying Notice of Special Meetings of Shareholders. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the Proposal, abstentions and broker non-votes have the effect of a negative vote on the Proposal. Any shareholder who has been given a proxy has the right to revoke it any time prior to its exercise by attending the applicable Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust which must be received prior to the date of the Meeting.
         In the event a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment can be made by the affirmative vote of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval.
        Page 3
         The Trust is composed of a number of separate series (each a "fund"), the interests of which are represented by shares of beneficial interest in the Trust. Only shares of Investor class and Class R shares of each Fund are requested to vote at the Meeting. Under the Third Amended and Restated Master Trust Agreement (the "Trust Instrument"), a majority of the shares of a Fund or class within a Fund outstanding and entitled to vote shall be a quorum for the transaction of business at the Meeting, except as otherwise provided by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law. Shareholders of a Fund will vote only with respect to the Proposal as applicable to that Fund. As of the record date, September 8, 1995, the number of shares of each Fund were as follows:

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
                                                                                          SHARES BENEFICIALLY OWNED BY
                                                                                             DREYFUS AND AFFILIATES
                                                                                        -------------------------------
                                                     TOTAL SHARES                         NUMBER OF            % OF TOTAL
CLASS DESIGNATION                                    OUTSTANDING                           SHARES              OUTSTANDING
------------                                           -------                          -----------            ------------
Investor                                              13,749,378                             0                      0
Class R                                               9,952,949                           7,995,019                 80%
DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
                                                                                          SHARES BENEFICIALLY OWNED BY
                                                                                             DREYFUS AND AFFILIATES
                                                                                        --------------------------------
                                                     TOTAL SHARES                         NUMBER OF            % OF TOTAL
CLASS DESIGNATION                                    OUTSTANDING                            SHARES            OUTSTANDING
-----------                                            -------                          -----------            ------------
Investor                                              24,496,197                             0                    0
Class R                                               7,379,460                           1,274,800               19%


         Dreyfus has advised the Trust that shares owned by Dreyfus or an affiliate of Dreyfus with respect to which Dreyfus or such affiliate exercises voting discretion will be voted FOR the Proposal described in this Proxy Statement, unless it votes more than 25% of a Fund's or Class' outstanding shares in which case it will vote such shares in proportion to the vote of the remaining shares, provided such vote is consistent with its fiduciary duties. To the knowledge of the Trust, no other single shareholder or "group" (as the term is used in Section 13(d) of the Securities Exchange Act of 1934 ("1934 Act")), beneficially owns more than 5% of a Fund's outstanding shares except as shown in the table below:


DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
                                                                                            SHARES
CLASS DESIGNATION                     SHAREHOLDER               ADDRESS               BENEFICIALLY OWNED      % OF TOTAL
-----------------                     ---------                 --------              -------------------       --------
Investor                     California Dental Health Plan     P.O. Box 899               3,299,198             23.9%
                              ._                               Tustin, CA 92861
                              Dental Plan Administrators       P.O. Box 899               1,321.360               9.6%
                              C/O California Dental           Tustin, CA 92861
                              Health Plan
Class R
DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
                                                                                            SHARES
CLASS DESIGNATION                     SHAREHOLDER               ADDRESS               BENEFICIALLY OWNED      % OF TOTAL
-----------------                     ---------                 --------              ------------------       -------
Investor                      Citizens Realty Associates #1     100 Route 306             3,475,956              14.1%
                                                                Monsey, NY
10952
                              Mitchell A. Weiner and          167 County Ridge Drive      2,015,050               8.2%
                              Bev Weiner                      Rye Brook, NY 10573
                              Jordan Netburn                  131 W. 11th Street          1,500,799               6.1%
                                                              New York, NY 10011
        Page 4
DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND (CONTINUED)
                                                                                            SHARES
CLASS DESIGNATION                     SHAREHOLDER               ADDRESS               BENEFICIALLY OWNED      % OF TOTAL
------------------                  ----------------           ----------           ---------------------     -----------
Investor                      John E. Herzog                  26 Broadway                 1,500,607               6.1%
                                                              New York, NY10004
Class R                       JLRobertson #11                 P.O. Box 3198                 410,527               5.6%
                                                              Pittsburgh, PA 15230
                              Wanning and Napier              P.O. Box 3198                 450,315               6.1%
                                                              Pittsburgh, PA 15230


         At Septemebr 8, 1995, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each class of each Fund and of each Fund's shares in the aggregate.

         Each full share of each Fund outstanding is entitled to one vote and each fractional share of each Fund outstanding is entitled to a proportionate share of one vote for such purposes. In order to be effective with respect to a Fund, the Proposal must be approved by that Fund and separately by that Fund's Investor and Class R Shareholders. See "Approval of the New Management Agreement _ Required Vote."
         SHAREHOLDERS OF A FUND MAY REQUEST COPIES OF ITS ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, N.Y., 11556-0144 OR BY CALLING 1-800-654-6561.
         In order that your shares may be represented at the Meeting for your Fund, you are requested to:
         *indicate your instructions on the proxy card;
         *date and sign the proxy card;
         *mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
         *allow sufficient time for the proxy card to be received on or before 5:00 p.m. on November 14, 1995.
         The principal office of the Trust is located at 200 Park Avenue, New York, New York 10166.
                      GENERAL OVERVIEW OF THE PROPOSAL
         The following is a brief overview regarding the matter being presented for your approval at the Meeting of your Fund:
         Shareholders of each Fund are being asked in the Proposal to approve an investment management agreement with Dreyfus (the "New Agreement") providing for an increase in the management fee payable by the Fund to Dreyfus from .35 to .45 of 1% of the Fund's average daily net assets. Under the Proposal, Dreyfus would continue to be responsible for providing or arranging for third parties to provide administrative, custody, fund accounting and transfer agency services for each Fund. If the Proposal is approved, however, certain transaction charges payable directly to the transfer agent by shareholders engaging in certain transactions would be implemented with respect to shareholders purchasing shares after the effective date of the New Agreement. The New Agreement would provide that such payment of charges by shareholders to the transfer agent would not reduce the amount otherwise payable by the Fund to Dreyfus. THE PROPOSED CHARGES WOULD NOT APPLY TO SHAREHOLDERS OF A FUND WHO PURCHASED THEIR SHARES PRIOR TO THE EFFECTIVE DATE OF THE NEW AGREEMENT, AND THE TRUST HAS NO
PRESENT INTENTION OF IMPOSING SUCH CHARGES IN THE FUTURE ON SUCH
SHAREHOLDERS.
         In addition, if the Proposal is adopted with respect to a Fund, the distribution plan pursuant to Rule 12b-1 under the 1940 Act currently in effect with respect to that Fund's Investor shares would be eliminated. That plan currently requires each Fund to pay a charge of .25 of 1% of average daily net assets attributable to Investor shares for distribution and shareholder services. Such charge is currently borne by holders of each Fund's Investor shares.
        Page 5
         If the Proposal is approved with respect to a Fund, Dreyfus intends that the Fund would be marketed in a manner consistent with an existing group of funds advised by Dreyfus and marketed under the name "BASIC."
Accordingly, the name of the Funds would be changed to "Dreyfus BASIC California Municipal Money Market Fund" and "Dreyfus BASIC New York Municipal Money Market Fund," respectively. In addition, certain increases and related changes in minimum initial and subsequent investment amount requirements and minimum account balance requirements would be implemented. SHAREHOLDERS OF A FUND WHO PURCHASED THEIR SHARES PRIOR TO THE EFFECTIVE DATE OF THE NEW AGREEMENT WOULD BE PERMITTED TO MAINTAIN THEIR EXISTING ACCOUNTS SUBJECT TO THE MINIMUM ACCOUNT BALANCES AND MINIMUM SUBSEQUENT INVESTMENT AMOUNTS NOW IN EFFECT.
         If the Proposal is approved with respect to a Fund, the availability of certain shareholder service features would also be eliminated or altered as described in greater detail below. See "Approval of the New Agreement _ Certain Related Changes." These changes would become effective simultaneously with the New Agreement.
         Finally, if the Proposal is approved with respect to a Fund, DREYFUS HAS AGREED FOR ONE YEAR FOLLOWING IMPLEMENTATION OF THE NEW AGREEMENT TO
LIMIT ITS FEE TO .35 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS.
                 PROPOSAL 1 _ APPROVAL OF THE NEW AGREEMENT
         Investment advisory services to each Fund are currently provided by Dreyfus, which is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), under an Investment Advisory Agreement dated April 4, 1994 (the "Existing Agreement"). The Existing Agreement was originally entered into between the Trust and Mellon Bank, a subsidiary of Mellon Bank Corporation ("Mellon"), and was assigned to Dreyfus on October 17, 1994. The Existing Agreement was approved by the Board of Trustees of the Trust at its regular meeting held on November 22, 1993, and was approved by each Fund's shareholders on March 29, 1994. The Board of Trustees has approved, and recommends that shareholders of each Fund approve, the New Agreement, under which the management fee that Dreyfus receives from each Fund would be increased from .35 of 1% of the Fund's average daily net assets to .45 of 1% of the Fund's average daily net assets. The services for which Dreyfus would be responsible would not be changed under the New Agreement. If the New Agreement is adopted with respect to a Fund, however, the Board of Trustees has authorized the implementation of certain fees payable directly by shareholders of the Fund to the Fund's transfer agent in connection with certain transactions in which shareholders may engage. The New Agreement provides that payment of these charges to the transfer agent does not reduce the amount otherwise payable by a Fund to Dreyfus under the New Agreement.
         The Board of Trustees has determined, if the Proposal is approved with respect to a Fund, that the Fund's distribution plan with respect to its Investor shares, adopted pursuant to Rule 12b-1 of the 1940 Act ("12b-1 Plan"), would be eliminated. Under the 12b-1 Plan, each Fund pays fees to Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities, and to Premier Mutual Fund Services, Inc., the Fund's distributor, for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of the Fund. The Board of Trustees has determined that, if the Proposal is approved with respect to a Fund, the Fund's 12b-1 Plan should be able to be eliminated without a material adverse effect on the shareholder services available to holders of the Fund's Investor shares or the distribution of those shares. Fees under the 12b-1 Plan are equal to .25 of 1% of average daily net assets attributable to Investor shares. Thus, if the Proposal is approved, even though a Fund's management fee will increase by .10 of 1% of average daily net assets after the first year, total expenses payable by the Fund with respect to Investor shares should decrease by .15 of 1% of average daily net assets.
         In addition, in order to minimize the impact of the proposed management fee increase on Fund shareholders, Dreyfus has agreed to limit its fee to .35 of 1% of average daily net assets for the first year after the New Agreement becomes effective. Thus, if the Proposal is approved with respect to a Fund, during the first year total expenses payable by the Fund attributable to Class R shares would be unchanged, and total expenses payable by the Fund attributable to Investor shares would decrease by .25 of 1% of average daily net assets.
        Page 6
         A description of the New Agreement and the services to be provided by Dreyfus, as adviser, is set forth below. This description is qualified in its entirety by reference to the form of New Agreement which is attached as Appendix A to this Proxy Statement. Except for the adjusted management fees and reference to charges payable by shareholders to the transfer agent, the New Agreement is substantially identical to the Existing Agreement. If approved by shareholders with respect to a Fund, the New Agreement will take effect on November 20, 1995 and will remain in effect through November 19, 1997, subject to continuation by the Board of Trustees. If the New Agreement is not approved with respect to a Fund, the Existing Agreement and 12b-1 Plan will remain in effect with respect to that Fund, pursuant to which total Fund operating expenses are expected to be .35 of 1% of average daily assets with respect to Class R shares and .60 of 1% of average daily assets with respect to Investor shares.
         Appendix B shows, with respect to each Fund, a comparison of the current expense ratio and the proposed expense ratio (after giving effect to the proposed management fee adjustments, and the termination of the 12b-1
Plan applicable to Investor shares of the Fund), with and without the one year cap on the fee payable to Dreyfus under the New Agreement. Appendix C shows, with respect to each Fund, other funds managed by Dreyfus with an investment objective similar to that of the Fund, and the fee Dreyfus receives from each such fund.
         At a meeting held on July 26, 1995, the Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, approved the New Agreement with Dreyfus with respect to each Fund. THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW AGREEMENT.
         DESCRIPTION OF THE EXISTING AGREEMENT AND OF THE NEW AGREEMENT. The following summarizes the principal distinction between the Existing Agreement and the New Agreement.
         Under the terms of the Existing Agreement, Dreyfus, subject to the overall supervision and review of the Trustees of the Trust, supervises the investments of each Fund, maintains a continuous investment program for the Fund, determines what securities shall be purchased and sold, secures and evaluates such information as it deems proper and takes whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. Dreyfus also provides, or arranges for and supervises the provision by third parties to each Fund of, a variety of services, including custody, fund accounting, transfer agency, administrative, securities registration (including payment of Blue Sky and Rule 24f-2 fees), legal, audit and similar services.
         Pursuant to the Existing Agreement, the Trust on behalf of each Fund pays Dreyfus a fee computed daily and payable monthly at the annual percentage rate of .35 of 1% of average daily net assets of the Fund, less that Fund's allocable portion of the accrued fees and expenses (including counsel fees) of the non-interested Trustees. Other expenses incurred in the operation of each Fund, which are expected to be minimal, include interest, taxes, brokerage commissions, and extraordinary expenses, and are borne by the Fund. (Each Fund's allocable portion of fees and expenses of Trustees who are not "interested persons" of the Trust under the 1940 Act, including expenses of their counsel, are also borne by the Fund but, since Dreyfus is required to reduce the fee payable to it by the amount of such fees and expenses, payment thereof does not increase the fees and expenses of the Fund.) In addition, each Fund also has approved a 12b-1 Plan requiring its Investor class shareholders to bear the expense of 12b-1 fees, paid by the Fund, equal to .25 of 1% of the Fund's average daily net assets attributable to Investor shares.
         The New Agreement would be substantially the same as the Existing Agreement with three notable differences.
         First, the form of the Existing Agreement reflects that it was originally entered into between Mellon Bank, the predecessor of Dreyfus as each Fund's manager, and the Trust with respect to several funds thereof. The Existing Agreement was transferred to Dreyfus effective October 17, 1994. The form of the New Agreement will reflect that it is between Dreyfus as manager of each applicable Fund and the Trust on behalf of the Fund. (The Existing Agreement will remain in effect with respect to other funds of the Trust until altered by appropriate shareholder or Trustee action with respect to those funds.)
       Page 7
         Second, under the New Agreement, the Trust on behalf of each Fund would pay Dreyfus a fee computed daily and payable monthly at the annual percentage rate of .45 of 1% of the Fund's average daily net assets (less the Fund's allocable portion of the accrued fees and expenses, including counsel fees, of the non-interested Trustees). This rate represents an increase from
 .35 of 1% of the Fund's average daily net assets under the Existing Agreement (less the Fund's allocable portion of the accrued fees and expenses, including counsel fees, of the non-interested Trustees).
         Third, the Trustees have approved the implementation of certain charges to be paid directly by shareholders of each Fund to the Fund's transfer agent with respect to certain transactions in which shareholders engage. A Fund shareholder would be required to pay a $5 charge for each exchange out of the Fund, wire redemption, Dreyfus TELETRANSFER redemption, or closeout of a shareholder account, and a $2 charge for each check redemption. Such charges are not currently assessed on shareholders or payable to the transfer agent. CURRENT HOLDERS OF INVESTOR OR CLASS R SHARES OF EACH FUND WOULD BE EXEMPTED FROM PAYMENT OF THE PROPOSED CHARGES, AND THE BOARD OF TRUSTEES HAS NO PRESENT INTENTION OF IMPOSING THESE OR SIMILAR CHARGES ON CURRENT HOLDERS OF A FUND'S SHARES IN THE FUTURE.
         Currently, all compensation received by the transfer agent with respect to the Fund is paid by Dreyfus as part of its responsibility under the Existing Agreement. Imposition of direct charges on shareholders may reduce the level of shareholder transactions and could indirectly benefit Dreyfus by allowing expenses payable by it to be reduced or maintained below those which might otherwise be in effect. The New Agreement would expressly recognize the payment of these charges directly by shareholders and would provide that the fee otherwise payable to Dreyfus under the New Agreement would not be reduced by the amount of any such charges paid to the transfer agent. Under the Proposal such direct shareholder charges could be adjusted in the future by action of the Board of Trustees, without further action by shareholders of the Fund.
         IMPACT OF THE PROPOSAL. The overall fees and expenses that a holder of each Fund's Investor shares bears would likely be reduced under the Proposal. Although management fees would increase by .10 of 1% of the Fund's average daily net assets, each Fund's 12b-1 plan, which has a current fee of
 .25 of 1% of average daily net assets, would also be eliminated if the Proposal were approved. This would result in an overall decrease in total operating expenses attributable to Investor shares by .15 of 1% of average daily net assets (.25 of 1% of average daily net assets in the first year, during which Dreyfus would limit its management fee under the New Agreement to .35 of 1% of average daily net assets). A comparison of the management fees and total expenses holders of Investor shares bear under the existing structure with the fees and expenses such shareholders would bear under the New Agreement are attached hereto as Appendix B.
         The Proposal would result in an increase in the fees and expenses that holders of each Fund's Class R shares bear from those in effect under each Fund's Existing Agreement. Holders of Class R shares would experience an increase in management fees of .10 of 1% of average daily net assets
(although no change would occur in the first year, during which Dreyfus would limit its management fee to that currently in effect). A comparison of the management fees and total expenses holders of Class R shares pay under the existing structure with the fees and expenses holders of Class R shares would pay under the New Agreement are attached hereto as Appendix B.
         In addition, holders of both Investor and Class R shares would be required to pay a $5 transaction charge for exchanges out of the Fund, wire redemptions, Dreyfus TELETRANSFER redemptions, and account closeouts, and a $2 charge for each check redemption. However, although such charges would be imposed on new purchasers of a Fund's shares, SUCH CHARGES WOULD NOT BE IMPOSED ON CURRENT HOLDERS OF THE FUND'S SHARES UNDER THE PROPOSAL AND THE BOARD OF TRUSTEES HAS NO PRESENT INTENTION OF IMPOSING THESE OR SIMILAR CHARGES ON CURRENT HOLDERS OF THE FUND'S SHARES IN THE FUTURE.
         With respect to Dreyfus/Laurel California Tax-Free Money Fund, during the fiscal year ended June 30, 1995, Dreyfus and Mellon Bank as it predecessor received $90,830 in fees from the Fund pursuant to the Existing Agreement. If the New Agreement had been in effect during the same period the fees paid by the Fund would have been $117,368. During the fiscal year ended June 30, 1995, Dreyfus and its affiliates received no payments pursuant to the Rule 12b-1 plan effective with respect to Investor shares of Dreyfus/ Laurel California Tax-Free Money Fund, out of a total of $38,346 paid to all parties under the Rule 12b-1 Plan. No payments under the 12b-1 Plan would have been paid to any party if the Plan had been discontinued as provided under the Proposal.
      Page 8
         With respect to Dreyfus/Laurel New York Tax-Free Money Fund, during the fiscal year ended June 30, 1995, Dreyfus and Mellon Bank as it predecessor received $48,800 in fees from the Fund pursuant to the Existing Agreement. If the New Agreement had been in effect during the same period the fees paid by the Fund would have been $63,116. During the fiscal year ended June 30, 1995, Dreyfus and its affiliates received payments of $3,786 pursuant to the Rule 12b-1 plan effective with respect to Investor shares of Dreyfus/ Laurel New York Tax-Free Money Fund, out of a total of $20,798 paid to all parties under the Rule 12b-1 Plan. No payments under the 12b-1 Plan would have been paid to any party if the Plan had been discontinued as provided under the Proposal.
         CERTAIN OTHER CHANGES. If the Proposal is approved with respect to a Fund, Dreyfus intends that the Fund would be marketed in a manner consistent with an existing group of funds advised by Dreyfus, marketed under the name "BASIC," and available to all investors but designed for higher balance investors who generally tend to make more limited use of account transaction features and to use money market accounts more as a savings than a transactional vehicle. Accordingly, the name of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund would be changed to "Dreyfus BASIC California Municipal Money Market Fund" and
"Dreyfus BASIC New York Municipal Money Market Fund," respectively.
         In addition, certain other changes would be implemented for a Fund if its shareholders approve the Proposal. Specifically, the minimum initial investment for each Fund would be increased to $25,000, the minimum amount of subsequent investments would be increased to $1,000, and the account balance below which accounts may be involuntarily redeemed by the Fund would be increased to $10,000. Each Fund would be permitted to waive its minimum initial investment requirement for new Fund accounts opened through a bank, securities dealer or other financial institution (collectively, "Agents") whenever Dreyfus Institutional Services Division ("DISD") determines for the initial account opened through such Agent which is below the Fund's minimum initial investment requirement that the existing accounts in the Fund opened through that Agent have an average account size, or the Agent has adequate intent and access to funds to result in maintenance of accounts in the Fund opened through that Agent with an average account size, in an amount equal to or in excess of $25,000. DISD would be required periodically to review the average size of the accounts opened through each Agent and, if necessary, to reevaluate the Agent's intent and access to funds. DISD would discontinue the waiver as to new accounts to be opened through an Agent if DISD determines that the average size of accounts opened through that Agent is less than $25,000 and the Agent does not have the requisite intent and access to funds. SHAREHOLDERS OF A FUND WHO PURCHASED THEIR SHARES PRIOR TO THE EFFECTIVE DATE OF THE NEW AGREEMENT WOULD BE PERMITTED TO MAINTAIN THEIR EXISTING ACCOUNTS SUBJECT TO THE MINIMUM ACCOUNT BALANCES AND MINIMUM SUBSEQUENT INVESTMENT AMOUNTS NOW IN EFFECT.
         If the Proposal is approved with respect to a Fund, the availability of certain shareholder service features would also be eliminated. These services include the Dreyfus Auto-Exchange Privilege, Dreyfus-AUTOMATIC Asset Builder, Dreyfus Dividend Options, Dreyfus Government Direct Deposit Privilege, Dreyfus Payroll Savings Plan and the Automatic Withdrawal Plan. Finally, the minimum amount for Dreyfus TELETRANSFER transactions would be increased to $1,000 from $500 per day. These changes would become effective simultaneously with the New Agreement.
         REASONS FOR THE PROPOSAL. Dreyfus recommended the Proposal to the Board of Trustees to increase each Fund's management fee in light of fees paid by comparable mutual funds in the industry and to provide Dreyfus with adequate fees to manage the Fund. At present, the overall expense ratio (including management fees) for Class R shares of each Fund has been below, and for Investor shares has been in line with, those of similar funds advised by Dreyfus and the industry average for funds with substantially the same investment objectives and management services. Prior to the Existing Agreement, which became effective in April 1994, each Fund was obligated to pay advisory fees of .50 of 1% of average daily net assets to its investment adviser; in addition, each Fund was directly responsible for paying third parties for various other services provided to the Fund, including custody, fund accounting and transfer agency services. After seventeen months of Fund operation under the current fee structure, under which Dreyfus is required (an d Mellon Bank as its predecessor was required) to pay for essentially all normally recurring operating expenses of each Fund out of its fee of .35 of 1% of average daily assets, Dreyfus believes that the current level of fees are inadequate for it to be able to continue indefinitely to properly manage each
            Page 9
Fund. Dreyfus believes that keeping each Fund's management fee at its current level could hurt the Fund's long-term performance and has requested an increase in its fee as a result.
         The performance of each Fund, in Dreyfus' opinion, reflects management's commitment to developing investment management techniques and resources, such as research staff, qualified portfolio managers, and systems and facilities, that promote the long-term performance of the Fund. Dreyfus believes that the increase in the management fee is necessary to ensure that each Fund receives the investment services and resources needed to provide the Fund with the level and quality of service it requires. Dreyfus' request that the management fees be raised also reflects its belief that each Fund should bear the same level of fees for these services as other Dreyfus funds with comparable management needs and services. Furthermore, the level of management and other fees for each Fund will remain below the median of fees charged by competing funds with similar investment objectives and services.
         To mitigate possible adverse effects resulting from the adjustment to each Fund's management fee on holders of Investor shares, Dreyfus also proposes that, if the New Agreement is approved with respect to a Fund, the 12b-1 Plan relating to its Investor shares would be eliminated. The experience with each Fund's 12b-1 Plan to date indicates that, if the Proposal is approved, the Fund should be able to eliminate the 12b-1 Plan, and associated expense to holders of Investor shares, without a material adver se effect on shareholder services available to holders of the Fund's Investor shares or the distribution of those shares.
         In a further effort to mitigate the effects of the proposed increase, Dreyfus has agreed that it will limit its fee to .35 of 1% of average daily net assets for one year following the effectiveness of the New Agreement.
         CONSIDERATION AND APPROVAL BY THE BOARD OF TRUSTEES. The Board of Trustees has determined that the compensation to be paid to Dreyfus under the New Agreement is fair and reasonable and provides a management fee similar to those of competing tax-free money market funds. In unanimously approving the New Agreement with respect to each Fund and recommending its approval by shareholders, the Trustees of the Trust, including the non-interested Trustees, took into account all factors that they deemed relevant. The factors considered by the non-interested Trustees in the case of each Fund included the nature, quality and extent of the services Dreyfus furnishes to the Fund; the need for Dreyfus to maintain and to enhance its ability to attract and to retain qualified personnel to serve the Fund; the investment record of Dreyfus in managing the Fund; extensive financial, personnel and structural information on the Dreyfus organization, including the revenues and expenses of Dreyfus relating to its activities with respect to the Fund; and the effect of the proposed management fee increase on the total expense ratio of the Fund. The Trustees were also provided information as to Dreyfus' qualifications to act as investment manager to the Fund in terms of the ability of its personnel, the quality and extent of the services rendered, and Dreyfus' commitment to its mutual fund investment business, including the Fund.
         On July 26, 1995, the Board of Trustees, including the non-interested Trustees, reviewed and approved the New Agreement. Among other things, they considered the following facts in the case of each Fund: that the current advisory fee is significantly below that paid to Dreyfus by comparable funds for which it serves as investment adviser; that the total operating expenses with respect to Class R shares of each Fund are below, and with respect to Investor shares of each Fund are on a par with, those of other funds with comparable assets, objectives and services; that the total operating expense ratio of each Fund under the New Agreement would be below the median for other funds with comparable assets, objectives and services; that Dreyfus is entitled to be paid a reasonable fee for its services and that payment of such a fee is likely to be necessary to ensure that each Fund receives adequate resources and services; that the Fund's proposed fees would remain lower than the Fund's fees as in effect immediately prior to effectiveness of the Existing Agreement; that, if the New Agreement were approved, holders of Investor shares would no longer be required to pay a 12b-1 fee, resulting in a overall decline in total expenses borne by those shareholders; and that Dreyfus agreed to limit its fee to .35 of 1% of average daily net assets for one year following the effectiveness of the New Agreement, allowing time for shareholders of the Fund to find alternative investments if they so chose before being directly effected by the increase in the management fee percentage. The Trustees also considered that provisions had been made to exempt existing Fund shareholders from the adverse impact of most of the other changes to Fund operations proposed to be undertaken contemporaneously with adoption of the New
       Page 10
Agreement, including the imposition of shareholder service charges and increases in minimum investment or transaction requirements.
         Accordingly, the Trustees unanimously voted to approve the terms and conditions of the proposed New Agreement and to recommend that shareholders vote FOR the Proposal.
         REQUIRED VOTE. Approval of the New Agreement by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund and of each class of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or class or (2) 67% or more of the shares of the Fund or class present at the Meeting if more than 50% of the outstanding shares of the Fund or class, respectively, are represented at the Meeting in person or by proxy.
         IF THE NEW AGREEMENT IS NOT APPROVED BY A FUND'S SHAREHOLDERS, THE EXISTING AGREEMENT WILL CONTINUE IN EFFECT, AS WILL THE RULE 12B-1 PLAN WITH RESPECT TO THE FUND'S INVESTOR SHARES. IN ADDITION, THE FUND WOULD FOREGO IMPLEMENTATION OF DIRECT CHARGES ON NEW SHAREHOLDERS OF THE FUND IN
CONNECTION WITH CERTAIN FUND TRANSACTIONS AND THE PLANNED CHANGES IN MINIMUM INVESTMENT AMOUNT AND ACCOUNT MAINTENANCE REQUIREMENTS.
         THE NEW AGREEMENT MUST BE APPROVED BY A FUND AND BY BOTH THE
INVESTOR AND CLASS R SHAREHOLDERS OF THE FUND, SEPARATELY, TO BECOME
EFFECTIVE WITH RESPECT TO THAT FUND.
         THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND, AND OF EACH CLASS OF EACH FUND, VOTE TO APPROVE THE NEW AGREEMENT.
                             OTHER INFORMATION
         INFORMATION ABOUT DREYFUS. The following persons are officers and/or directors of Dreyfus: Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice
Chairman-Operations and Administration; Daniel C. Maclean, Vice President and General Counsel; Barbara E. Casey, VicePresident-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; Henry D. Gottman, Vice President-Retail Sales and Service; William F. Glavin, Jr., Vice President-Corporate Development; Andrew S. Wasser, Vice President-Information Services; Mark N. Jacobs, Vice President-Fund Legal and Compliance and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Katherine C. Wickham, Vice President-Corporate Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas; Assistant Secretary; Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Green, Julian M. Smerling and David B. Truman, directors.
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is in turn a wholly-owned subsidiary of Mellon. As of August 2, 1995, Dreyfus managed or administered approximately $79 billion in assets for more than 1.8 million investor accounts nationwide. Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly owned subsidiaries are Mellon Bank, Mellon Bank (DE)
National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed more than $203 billion in assets as of June 30, 1995, including $73 billion in mutual fund assets.
As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $707 billion in assets, including approximately $71 billion in mutual fund assets.
        Page 11

         Joseph S. DiMartino and Arch S. Jeffey, Trustees of the Trust, hold beneficial interest in 29,660 shares and 900 shares of Mellon, respectively.

         DISTRIBUTOR. Premier Mutual Fund Services, Inc. ("Premier") is the principal underwriter of each Fund pursuant to a Distribution Agreement between the Trust on behalf of the Fund and Premier. Premier is a wholly-owned subsidiary of Institutional Administration Services, Inc., a provider of mutual fund administration services, the parent company of which is Boston Institutional Group, Inc. During the fiscal year ended June 30, 1995, Premier received no distribution fees or sales charges in connection with the sale of shares of the Funds.
         SUB-ADMINISTRATION AGREEMENT. Premier serves as Sub-Administrator to the Funds pursuant to a Sub-Administration Agreement with Dreyfus. As Sub-Administrator, Premier provides various administrative and corporate secretarial services to the Funds and is compensated by Dreyfus for the provision of such services.
         FUND TRANSACTIONS. Decisions to buy and sell securities for the
Funds and effectuation of securities transactions are made by Dreyfus, subject to the overall supervision and review of the Trustees. The same personnel are also in charge of portfolio transactions for other clients of other subsidiaries and affiliates of Dreyfus.
         Purchases and sales of portfolio securities for the Funds will generally be transacted with the issuer or a primary market maker on a net basis, without the payment by the Funds of any brokerage commission for such purchases or sales. Purchases from dealers serving as primary market makers will reflect the spread between the bid and asked prices. In selecting dealers and in executing portfolio transactions, Dreyfus seeks, on behalf of the Funds, the best overall terms available. In doing so, Dreyfus considers all matters it deems relevant, including the breadth of the market in the security, the price of the security and the financial condition and executing capability of the dealer. Neither Fund paid any brokerage commissions for the fiscal years ended June 30, 1993, 1994 or 1995.
         Dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of research from dealers may be useful to
Dreyfus in rendering investment management services to the Trust and/or its other clients; and, conversely, such information provided by its brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Trust.
         The Funds will not purchase municipal obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the Securities and Exchange Commission. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.
         Dreyfus will make investment decisions for each Fund independently from those made for its other clients, other funds and clients of other subsidiaries of Dreyfus. On occasion, however, the same investment decisions will be made for a Fund as for one or more of Dreyfus' clients at about the same time. In a case in which a Fund and one of these other clients are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent feasible and practicable, be averaged as to price and allocated as to amount among a Fund and/or the other client or clients pursuant to a formula considered equitable. In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold on behalf of the particular Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.
         CUSTODIAN AND FUND ACCOUNTANT. Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as custodian and fund accountant to each Fund pursuant to a Custody and Fund Accounting Agreement. Under the Custody and Fund Accounting Agreement, Mellon Bank holds each Fund's portfolio securities and keeps all necessary records and documents, and also computes the daily net asset value of each Fund. Mellon Bank provides portfolio and shareholder recordkeeping required for regulatory and financial reporting purposes.
         Page 12
         TRANSFER AND DIVIDEND DISBURSING AGENT. The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, serves as each Fund's transfer and dividend disbursing agent. TSSG is located at One
American Express Plaza, Providence, Rhode Island 02903.
         OTHER MATTERS TO COME BEFORE THE MEETINGS. The Trustees do not
intend to present any other business at either Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before either Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with their judgment.
         SHAREHOLDER PROPOSALS. Annual shareholder meetings are not held by the Trust. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust at 200 Park Avenue, New York, New York 10166, such that they will be received by the Trust a reasonable period of time prior to any such meeting.
         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Trust at 200 Park Avenue, New York, New York 10166, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.
September 12, 1995
IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO
NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.
        Page 13
                                 APPENDIX A
                                  FORM OF
                    INVESTMENT MANAGEMENT AGREEMENT
         AGREEMENT made this _____ day of ______________, 1995 between The Dreyfus Corporation, a New York corporation (hereinafter referred to as the "Adviser") and The Dreyfus/Laurel Tax-Free Municipal Funds, a Massachusetts business trust (hereinafter referred to as the "Trust"), on behalf of those of its series listed on Exhibit A hereto and such other of its portfolios of which the Trust may notify the Adviser and which the Adviser may notify the Trust it is willing to advise as provided in paragraph 2(b) hereof (in each case hereinafter referred to individually as a "Fund", and collectively as the "Funds").
         WHEREAS, the Trust is engaged in business as an open-end management company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and
         WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate funds with each such fund representing the interests in a separate portfolio of securities and other assets; and
         WHEREAS, the Trust currently offers shares of beneficial interest in each Fund; and
         WHEREAS, the Trust desires for the Adviser to provide or otherwise arrange for the provision of other services for each Fund, including custody, transfer agency, administrative, accounting, legal, audit and similar services, and the Adviser is willing to do so,
         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:
1.      NAME OF TRUST.
         The Adviser consents to the use by the Trust of the name "The Dreyfus/Laurel Tax-Free Municipal Funds" so long as this Agreement or an extension, renewal or amendment thereof remains in effect, including any such agreements with any organization which shall have succeeded to the business of the Adviser. The Trust agrees that if and when no such agreement is in effect it will cease to use that name or any name indicating that it is advised by or otherwise associated with the Adviser.
2.      APPOINTMENT OF ADVISER.
         (a) The Trust hereby appoints the Adviser to act as investment adviser to each Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
         (b) In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to one or more funds of the Trust other than those Funds listed on Exhibit A, the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Trust in writing whereupon each of such funds shall become a Fund hereunder and the compensation payable by such Funds to the Adviser will be as agreed in writing at the time.
3.      DUTIES OF THE ADVISER.
         (a) The Adviser shall supervise the investments of each Fund, maintain a continuous investment program for each Fund, determine what securities shall be purchased or sold by each Fund, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchase and sale orders. With the approval of the Board of Trustees, the Adviser may, from time to time, engage one or more sub-investment advisers.
         (b) The Adviser shall also provide to each Fund, or arrange for and supervise third parties in the provision to each Fund of, custody, transfer agency, administrative, accounting, legal, audit and similar services.
         (c) The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Adviser. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of
        Page A-1
the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any Fund and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer _ viewed in terms of that particular transaction or in terms of all of accounts over which investment discretion is so exercised.
         (d) All of the functions undertaken by the Adviser hereunder shall at all times be subject to any directions of the Board of Trustees of the Trust, its committees or officers of the Trust acting under the authority of the Board of Trustees.
4.      COMPENSATION OF THE ADVISER.
         (a) Except as may be agreed pursuant to paragraph 2(b) with respect to Funds not listed on Exhibit A, the Trust agrees to pay to the Adviser, and the Adviser agrees to accept as full compensation for the services and facilities provided by the Adviser hereunder with respect to each Fund, a fee computed daily and payable monthly at the annual rate of
 .45 of 1% of the average daily net assets of the Fund, less the Fund's allocable portion of the accrued fees and expenses (including counsel fees)
of the non-interested trustees of the Trust.
         In case of termination of this Agreement with respect to a Fund during any month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average net assets of the Fund for the business days during which it is so in effect.
         The fees payable under this Agreement shall be calculated by applying 1/365ths of the annual rate to the net assets of the applicable Fund each day, such net assets to be determined as of the close of business on that day or that last previous business day, and shall be accrued daily.
         (b) The Adviser will pay all of the Trust's expenses (exclusive of those paid directly by shareholders as provided in paragraph 4(c)), including the fees and other charges of third-party service providers engaged pursuant to paragraph 3(a) or (b) above, except interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and expenses, fees and expenses of the non-interested trustees (including counsel fees), and extraordinary expenses. The Adviser will provide the Trust with all physical facilities and personnel required to carry on the business of the Trust, including but not limited to office space, office furniture, fixtures and equipment, office supplies, computer hardware and software, and salaried and hourly paid personnel. The Adviser may at its own expense employ others to provide all or any part of such facilities and personnel.
         (c) The Trust may, from time to time, provide for the payment of charges to be made by shareholders of a Fund to the Fund's transfer agent for services used by such shareholders (including, without limitation, exchanges out of the Fund, wire redemptions, account closeouts, Dreyfus Teletransfer redemptions and redemption checks). Such payments by shareholders to the Fund's transfer agent shall not be obligations of the Adviser under paragraph 4(b) above, and the Adviser shall not be required to reduce the compensation otherwise payable to it under paragraph 4(a), nor shall the
Trust be entitled to a credit toward the amount payable by it under such paragraph 4(a), by virtue of any such shareholder payments, whether or not such shareholder payments may directly or indirectly affect amounts payable to the Fund's transfer agent by the Adviser.
5.      LIMITATION OF LIABILITY OF ADVISER.
         The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of its obligations under this Agreement; but nothing herein contained shall be construed to protect the adviser against any liability to the Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.
         All functions undertaken by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (i) the
Investment Company Act of 1940, and any rules and regulations promulgated thereunder; (ii) any other applicable provisions of law; (iii) the Third Amended and Restated Master Trust Agreement dated December 9, 1992, as
     Page A-2
amended from time to time; (iv) the By-Laws of the Trust as amended from time to time; and (v) the registration statement of the Trust, as amended from time to time, filed under the Securities Act of 1933 and the 1940 Act.
6.      DURATION AND TERMINATION OF THIS AGREEMENT.
         (a) This Agreement shall become effective with respect to the Funds listed on Exhibit A on the date hereof and, with respect to any additional Fund, on the date of receipt by the Trust of notice from the Adviser in accordance with paragraph 2(b) hereof that the Adviser is willing to serve as Adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to each Fund listed on Exhibit A and, with respect to each other Fund added to the Trust pursuant to paragraph 2(b), for two years from the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually, (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting Shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
         Any approval of this Agreement by the holders of a majority of the outstanding Shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding Shares of any other Fund affected thereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding Shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.
         (b) This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees of the Trust or by vote of a majority of the outstanding Shares (as defined in the 1940 Act), or by the Adviser on sixty (60) days' written notice to the other party.
         (c) This Agreement shall automatically and immediately terminate in the event of its assignment.
8.      LIMITATION OF LIABILITY.
         The term Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds means and refers to the Trustees from time to time serving under the Third Amended and Restated Master Trust Agreement dated December 9, 1992, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Third Amended and Restated Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Third Amended and Restated Master Trust Agreement.
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year above written.
                                             THE DREYFUS/LAUREL TAX-FREE
                                                 MUNICIPAL FUNDS
                                             By:_____________________________
                                                 Name:
                                                 Title:
                                              THE DREYFUS CORPORATION
                                             By:______________________________
                                                 Name:
                                                 Title:
       Page A-3
                                  EXHIBIT A
Dreyfus BASIC California Municipal Money Market Fund
    (formerly the Dreyfus/Laurel California Tax-Free Money Fund)
Dreyfus BASIC New York Municipal Money Market Fund
    (formerly the Dreyfus/Laurel New York Tax-Free Money Fund)
       Page A-4

                                         APPENDIX B
                      DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
                                   CURRENT EXPENSE RATIO
                                                                                     INVESTOR SHARES CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .35%              .35%
12b-1 Fees.........................................................                       .25%              none
Other Expenses(1)..................................................                       0.00%             0.00%
                                                                                         ------             ------
Total Fund Operating Expenses......................................                        .60%              .35%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                                 INVESTOR SHARES      CLASS R SHARES
                                 1 Year                                    $ 6                         $ 4
                                 3 Years                                   $19                         $11
                                 5 Years                                   $33                         $20
                                 10 Years                                  $75                         $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

                                    PROPOSED EXPENSE RATIO (WITH ONE YEAR CAP)
                                                                                      INVESTOR SHARES  CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .35%              .35%
12b-1 Fees.........................................................                       0.00%             0.00%
Other Expenses(1)..................................................                       0.00%             0.00%
                                                                                         ------           ------
Total Fund Operating Expenses......................................                        .35%              .35%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                                 INVESTOR SHARES      CLASS R SHARES
                                 1 Year                                    $ 6                       $ 4
                                 3 Years                                   $19                       $11
                                 5 Years                                   $33                       $20
                                 10 Years                                  $75                       $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

         Page B-1

                         PROPOSED EXPENSE RATIO (WITHOUT ONE YEAR CAP)
                                                                                       INVESTOR SHARES  CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .45%              .45%
12b-1 Fees.........................................................                      0.00%             0.00%
Other Expenses(1)..................................................                      0.00%             0.00%
                                                                                        ------            -------
Total Fund Operating Expenses......................................                       .45%              .45%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                                 INVESTOR SHARES      CLASS R SHARES
                                 1 Year                                    $ 6                        $ 4
                                 3 Years                                   $19                        $11
                                 5 Years                                   $33                        $20
                                 10 Years                                  $75                        $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

                                    DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
CURRENT EXPENSE RATIO
                                                                                     INVESTOR SHARES   CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .35%              .35%
12b-1 Fees.........................................................                       .25%              none
Other Expenses(1)..................................................                       0.00%             0.00%
                                                                                         -----             ------
Total Fund Operating Expenses......................................                       .60%              .35%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                                INVESTOR SHARES        CLASS R SHARES
                                 1 Year                                    $ 6                        $ 4
                                 3 Years                                   $19                        $11
                                 5 Years                                   $33                        $20
                                 10 Years                                  $75                        $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

(1) Does not include fees and expenses of the non-interested trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be .02% of the Fund's net assets.
       Page B-2

                                     PROPOSED EXPENSE RATIO (WITH ONE YEAR CAP)
                                                                                       INVESTOR SHARES  CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .35%                .35%
12b-1 Fees.........................................................                      0.00%               0.00%
Other Expenses(1)..................................................                      0.00%               0.00%
                                                                                         -----               -----
Total Fund Operating Expenses......................................                       .35%                .35%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                                INVESTOR SHARES       CLASS R SHARES
                                 1 Year                                    $ 6                        $ 4
                                 3 Years                                   $19                        $11
                                 5 Years                                   $33                        $20
                                 10 Years                                  $75                        $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

                               PROPOSED EXPENSE RATIO (WITHOUT ONE YEAR CAP)
                                                                                      INVESTOR SHARES CLASS R SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
Management Fee.....................................................                       .45%              .45%
12b-1 Fees.........................................................                       0.00%             0.00%
Other Expenses(1)..................................................                       0.00%             0.00%
                                                                                         ------             ------
Total Fund Operating Expenses......................................                       .45%               .45%
EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                               INVESTOR SHARES       CLASS R SHARES
                                 1 Year                                    $ 6                        $ 4
                                 3 Years                                   $19                        $11
                                 5 Years                                   $33                        $20
                                 10 Years                                  $75                        $44

---------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
---------------------------------------------------------------------------

(1) Does not include fees and expenses of the non-interested trustees (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be
 .02% of the Fund's net assets.
      Page B-3
                                APPENDIX C
         Dreyfus serves as investment adviser to the investment companies listed in Part I below, which have investment objectives similar to Dreyfus/Laurel California Tax-Free Money Fund, and to the investment companies listed in Part II below, which have investment objectives similar to Dreyfus/Laurel New York Tax-Free Money Fund. The approximate net assets of each investment company as of August 7, 1995 and the investment advisory fee payable by it to Dreyfus (expressed as a percentage of average daily net a ssets) also are listed below. Information pertaining to any applicable fee waivers and/or expense reimbursements that currently are in effect also is presented below.

PART I
                                                              INVESTMENT ADVISORY FEE AS A
                                                                  PERCENTAGE OF AVERAGE           APPROXIMATE NET ASSETS
NAME OF FUND                                                         DAILY NET ASSETS                  (IN MILLIONS)
Dreyfus California Tax Exempt Money Market Fund                            .50                              $281
General California Municipal Money Market Fund                             .50                              $480
PART II
                                                              INVESTMENT ADVISORY FEE AS A
                                                                  PERCENTAGE OF AVERAGE           APPROXIMATE NET ASSETS
NAME OF FUND                                                         DAILY NET ASSETS                  (IN MILLIONS)
Dreyfus New York Municipal Cash Management*                                .20                              $101
Dreyfus New York Tax Exempt Money Market Fund                              .50                              $316
General New York Municipal Money Market Fund                               .50                              $655
---------------

* Unless Dreyfus gives the Fund's investors at least 90 days' notice to the contrary, Dreyfus, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be Fund expenses: (i) the management fee payable by the Fund to Dreyfus monthly at the annual rate of .20 of 1% of the value of the average daily net assets; and (ii) as to Class B shares only, payments made at the annual rate of
 .25 of 1% of the value of the average daily net assets of Class B, pursuant to a Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 to which only Class B shares are subject.
               Page C-1


                                  IMPORTANT


Please Act Promptly
Sign, Date and Mail your Proxy Card(s) today.

No matter how many shares you own, your vote is important. Voting can also help your Fund save money. To hold the meeting, a quorum must be represented. Voting today can save your Fund the expense of another solicitation for proxies required to achieve a quorum.

For Dreyfus Shareholders with Multiple Accounts:

For your convenience, and to reduce the Fund's mailing expenses, we have enclosed one proxy card for each of the Dreyfus accounts in your household that have the same taxpayer identification (i.e., social security) number, the same zip code and the same type of account. The proxy cards for accounts with different taxpayer identification numbers have been sent under separate cover.

These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.


THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 15, 1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest of the Dreyfus/Laurel California Tax-Free Money Fund (the "Fund"), a series of
The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor
West, New York, New York 10166, on November 15, 1995, at 10:00 a.m.
and at any adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

                 PLEASE COMPLETE, SIGN, DATE AND RETURN
                 PROMPTLY IN THE  ENCLOSED ENVELOPE.

                 DATE:  _____________, 1995

                 NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.

                 Signature(s), Title(s) if applicable
                 307, 707


PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOX BELOW AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL, DO NOT USE RED INK.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH
RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSAL.  IN THE ABSENCE OF ANY SPECIFICATION, THIS
PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

FOR                     AGAINST               ABSTAIN

(  )                     (  )                  (  )

To approve an investment management agreement between The Dreyfus
Corporation ("Dreyfus") and The Dreyfus/Laurel Tax-Free Municipal Funds under which (a) the management fee payable by the Dreyfus/Laurel
California Tax-Free Money Fund to Dreyfus for Dreyfus to provide or arrange for the provision of substantially all services to the Fund would be increased from its current rate of 0.35 of 1% of the Fund's average daily net assets to 0.45 of 1% of the Fund's average daily net assets; and (b) certain other changes will be implemented.

In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums or "FOR" approvals.

               PLEASE SIGN AND DATE THE REVERSE SIDE OF CARD.
                                                                307, 707



THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS -- NOVEMBER 15, 1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest of the Dreyfus/Laurel New York Tax-Free Money Fund (the "Fund"), a series of
The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor
West, New York, New York 10166, on November 15, 1995, at 10:30 a.m.
and at any adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

                  PLEASE COMPLETE, SIGN, DATE AND RETURN
                  PROMPTLY IN THE  ENCLOSED ENVELOPE.

                  DATE:  _______________, 1995

                  NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.

                  Signature(s), Title(s) if applicable
                                                                     316, 716


PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOX BELOW AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL, DO NOT USE RED INK.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH
RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING
PROPOSAL.  IN THE ABSENCE OF ANY SPECIFICATION, THIS
PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

FOR                     AGAINST               ABSTAIN

(  )                      (  )                 (  )

To approve an investment management agreement between The Dreyfus
Corporation ("Dreyfus") and The Dreyfus/Laurel Tax-Free Municipal Funds under which (a) the management fee payable by the Dreyfus/Laurel New
York Tax-Free Money Fund to Dreyfus for Dreyfus to provide or arrange for the provision of substantially all services to the Fund would be increased from its current rate of 0.35 of 1% of the Fund's average daily net assets to
0.45 of 1% of the Fund's average daily net assets; and (b) certain other changes will be implemented.

In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums or "FOR" approvals.

                 PLEASE SIGN AND DATE THE REVERSE SIDE OF CARD.
                                                                   316, 716